RBB
                             FAMILY OF MUTUAL FUNDS
                         A TRADITION OF BUILDING WEALTH
                                [GRAPHIC OMITTED]
                         Government Securities Portfolio
                       Semi-Annual ReportFebruary 28, 1999

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                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                     SEMI-ANNUAL INVESTMENT ADVISER'S REPORT
                         GOVERNMENT SECURITIES PORTFOLIO

     September 1, 1998 through February 28, 1999 was a tumultuous period for the United States and world financial markets. The Russian default and fears of the Asian contagion spreading to South America precipitated a credit panic. The combination of the credit panic and tremendous deleveraging resulted in extreme widening and volatility of credit spreads and reduced liquidity during the fourth quarter of 1998. The Federal Reserve responded by easing monetary policy, lowering the federal funds rate three times for a total of 75 basis points. By the beginning of 1999, calm and liquidity returned to the markets. Credit spreads narrowed, although they remain above historical averages.

     In spite of the turmoil in the financial markets, the United States' economy continued its above trend growth. Gross domestic product increased at a 6.1% annual rate in the fourth quarter of 1998 and is expected to rise approximately 4% in the first quarter of 1999. Lower commodity prices, excess capacity and productivity gains all contributed to inflation remaining subdued. The consumer price index increased at a 1.5% annual rate during the past six months.

     During the period, the Government Securities Portfolio's strategy emphasized liquidity. Maturing securities were reinvested in short-term U.S. government agency discount notes. The portfolio's average maturity was maintained at approximately 7.6 years.

                                  BlackRock Institutional Management Corporation
                               (Please dial toll-free 800-430-9618 for questions
                                 regarding your account or contact your broker.)

                                 THE RBB FAMILY
                               THE RBB FUND,INC.
                        GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999
 (UNAUDITED)
                                                           PAR
                                                          (000)       VALUE
                                                         -------     -------



AGENCY OBLIGATIONS--41.1%
   9.000%  08/24/00 ..................................   $   170   $  181,253
   8.250%  12/18/00 ..................................     1,000    1,048,414
   4.760%  03/11/99 ..................................       749      748,010
   6.500%  11/29/05 ..................................       250      260,191
                                                                   ----------
     TOTAL AGENCY OBLIGATIONS
        (Cost $2,174,030) ............................              2,237,868
                                                                   ----------

U.S. TREASURY OBLIGATIONS--58.4%
U.S TREASURY BONDS--29.5%
   7.250%  05/15/16 ..................................       250      288,803
   8.500%  02/15/20 ..................................     1,000    1,319,152
                                                                   ----------
                                                                    1,607,955
                                                                   ----------

U.S. TREASURY NOTES--28.9%
   7.500%  10/31/99 ..................................       250      254,132
   7.125%  02/29/00 ..................................       250      255,008
   6.375%  09/30/01 ..................................       250      257,060
   7.500%  11/15/01 ..................................       250      264,253
   7.500%  05/15/02 ..................................       250      266,377
   7.000%  07/15/06 ..................................       250      273,732
                                                                   ----------
                                                                    1,570,562
     TOTAL U.S. TREASURY OBLIGATIONS
        (Cost $2,745,932) ............................              3,178,517
                                                                   ----------
     TOTAL INVESTMENTS--99.5%
        (Cost$4,919,962*) ............................             $5,416,385
                                                                   ----------
     OTHER ASSETS IN EXCESS
        OF LIABILITIES--0.5% .........................                 25,124
                                                                   ----------
     NET ASSETS (Applicable to 646,748
        RBB Shares)--100.0% ..........................             $5,441,509
                                                                   ==========
     NET ASSET VALUE AND REDEMPTION
        PRICE PER SHARE
        ($5,441,509 (DIVIDE) 646,748) ................                  $8.41
                                                                        =====
     OFFERING PRICE PER SHARE
        ($8.41 a .9525) ..............................                  $8.83
                                                                        =====

* Also  cost  for  Federal   income  tax   purposes.   The  gross   appreciation
  (depreciation) on a tax basis is as follows:

           Gross Appreciation          $501,906
           Gross Depreciation            (5,483)
                                       --------
           Net Appreciation            $496,423
                                       ========


                 See Accompanying Notes to Financial Statements

                                        2
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                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                         GOVERNMENT SECURITIES PORTFOLIO
                            STATEMENT OF OPERATIONS
             FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

  Investment Income
   Interest .......................................................  $ 184,511
                                                                     ---------
Expenses
   Investment advisory fees .......................................     11,339
   Distribution fees ..............................................     11,339
   Custodian fees .................................................      6,225
   Registration fees ..............................................      6,033
   Printing expenses ..............................................      3,366
   Administration fees ............................................      2,835
   Other expenses .................................................      1,305
                                                                     ---------
                                                                        42,442
   Less fees waived ...............................................    (14,174)
   Less expense reimbursements by advisor .........................     (8,425)
                                                                     ---------
      Total expenses ..............................................     19,843
                                                                     ---------
Net investment income .............................................    164,668
                                                                     ---------
Realized and unrealized gain (loss) on investments
   Net realized gain (loss) on investments ........................    (14,481)
   Increase in net unrealized depreciation on investments..........   (104,620)
                                                                     ---------
   Net loss on investments ........................................   (119,101)
                                                                     ---------
Net increase in net assets resulting from operations ..............  $  45,567
                                                                     =========

                 See Accompanying Notes to Financial Statements.

                                        3
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

                        THE RBB FAMILYTHE RBB FUND, INC.
                         GOVERNMENT SECURITIES PORTFOLIOSTATEMENT OF CHANGES IN NET ASSETS
                                 FOR THE FOR THE
                                                          SIX MONTHS ENDED      YEAR ENDED
                                                          FEBRUARY 28, 1999   AUGUST 31, 1998
                                                          -----------------   ---------------
                                                             (UNAUDITED)
Increase (decrease) in net assets:
Operations:
  Net investment income ..............................     $   164,668          $  379,047
  Net gain (loss) on investments .....................        (119,101)            260,625
                                                           -----------          ----------
  Net increase in net assets resulting from operations          45,567             639,672
                                                           -----------          ----------
Distributions to shareholders:
Dividends to shareholders from net investment income:
  RBB shares .........................................        (164,632)          (380,337)
Distributions to shareholders from capital:
  RBB shares .........................................        (177,100)          (250,222)
                                                           -----------          ---------
      Total distributions to shareholders ............        (341,732)          (630,559)
                                                           -----------          ---------
Net capital share transactions .......................        (163,588)          (845,217)
                                                           -----------          ---------
Total decrease in net assets .........................        (459,753)          (836,104)
                                                           -----------          ---------
Net Assets:
  Beginning of period ................................       5,901,262           6,737,366
                                                           -----------          ----------
  End of period ......................................     $ 5,441,509          $5,901,262
                                                           ===========          ==========


                 See Accompanying Notes to Financial Statements.

                                        4
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                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                           GOVERNMENT SECURITIES PORTFOLIO
                                             --------------------------------------------------------------------------------------
                                                  FOR THE           FOR THE          FOR THE          FOR THE           FOR THE
                                                SIX MONTHS           YEAR              YEAR             YEAR             YEAR
                                                   ENDED             ENDED             ENDED            ENDED            ENDED
                                             FEBRUARY 28, 1999   AUGUST 31, 1998  AUGUST 31, 1997  AUGUST 31, 1996  AUGUST 31, 1995
                                             -----------------   ---------------  ---------------  ---------------  ---------------
                                                 (UNAUDITED)
Net asset value, beginning of period .......      $   8.87         $   8.87          $   9.04         $   9.54         $   9.69
                                                  --------         --------          --------         --------         --------
Income from investment operations:
   Net investment income ...................        0.2538           0.5562            0.8744           0.5220           0.5819
   Net gain/(loss) on securities
(both realized and unrealized) .............       (0.1865)   `      0.3565           (0.1346)         (0.2540)          0.0361
                                                  --------         --------          --------         --------         --------
       Total from investment operations ....        0.0673           0.9127            1.0090           0.2680           0.6180
                                                  --------         --------          --------         --------         --------
Less distributions
   Dividends (from net investment income) ..       (0.2538)         (0.5562)          (0.8744)         (0.5220)          0.5819
   Distributions (from excess net
      investment income) ...................            --               --                --               --               --
   Return of capital .......................       (0.2735)         (0.3565)          (0.3046)         (0.2460)         (0.1861)
                                                  --------         --------          --------         --------         --------
       Total distributions .................       (0.5273)         (0.9127)          (1.1790)         (0.7680)         (0.7680)
                                                  --------         --------          --------         --------         --------
Net asset value, end of period .............      $   8.41         $   8.87          $   8.87         $   9.04         $   9.54
                                                  ========         ========          ========         ========         ========
Total return ...............................    0.54%(b)(c)         6.48%(b)          9.39%(b)         2.75%(b)         6.72%(b)
Ratios/Supplemental Data
   Net assets, end of period (000) .........      $  5,442         $  5,901          $  6,737         $  8,785         $ 10,514
   Ratios of expenses to average net assets     0.70%(a)(c)         0.70%(a)          0.70%(a)         0.70%(a)         0.72%(a)
   Ratios of net investment income to
      average net assets ...................       5.81%(c)           6.16%             6.18%            6.05%            6.59%
   Portfolio turnover rate .................            3%               5%               26%              77%              86%

(a) Without the waiver of advisory, administration and custody fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Government Securities Portfolio would have been 1.50% for the six months ended February 28, 1999 and 1.71%, 2.15%, 2.05% and 1.22% for the years ended August 31, 1998, 1997, 1996 and 1995, respectively.

(b) Sales load not reflected in total return.

(c) Annualized.


                See Accompanying Notes to Financial Statements.

                                                         5
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                        THE RBB FAMILYTHE RBB FUND, INC.
                 NOTES TO FINANCIAL STATEMENTSFEBRUARY 28, 1999
                                   (UNAUDITED)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was incorporated in Maryland on February 29, 1988.
     The Fund has authorized capital of thirty billion shares of common stock of which 19.83 billion shares are currently classified into ninety-seven classes. Each class represents an interest in one of sixteen investment portfolios of the Fund. The classes have been grouped into sixteen separate "families", nine of which have begun investment operations: the RBB Family, the Select Family, the Sansom Street Family, the Bedford Family, the Cash Preservation Family, the
Janney Montgomery Scott Money Family, the n/i numeric investors Family, the Schneider Family and the Boston Partners Family.
     A) SECURITY VALUATION -- Government Securities Portfolio: Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Corporate bonds, tax-exempt bonds and notes, and government securities are valued on the basis of quotations provided by an independent pricing service which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.
     B) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Certain expenses, principally distribution, transfer agent and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class, respectively.
     C) DIVIDENDS AND  DISTRIBUTIONS  TO SHAREHOLDERS  -- Government  Securities
Portfolio: Dividends from net investment income from each portfolio are declared and paid at least monthly. Any net realized capital gains will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
     D) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is the Fund's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.
     E) REPURCHASE AGREEMENTS -- Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. If the value of the underlying securities falls below 102% of the value of the purchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next Fund business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Fund has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian.
     F) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                       6
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                                       7


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                        THE RBB FAMILYTHE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               FEBRUARY 28, 1999
                                   (UNAUDITED)

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     The Fund, on behalf of each class of shares within the investment portfolios, has adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and has entered into Distribution Contracts with Provident Distributors ("PDI"), which provide for each class to make monthly payments, based on average net assets, to PDI of up to .40% on an annualized basis for the RBB Government Securities Portfolio.

     For the six months ended February 28, 1999, distribution fees of shares within the investment portfolio were as follows:

                                                      DISTRIBUTION
                                                          FEE
                                                      ------------
                 Government Securities Portfolio        $11,399
                                                        =======

NOTE 3. PURCHASE AND SALES OF SECURITIES
     For the six months ended February 28, 1999, purchases and sales of investment securities and United States Government Obligations (other than short-term investments) were as follows:

                         INVESTMENT SECURITIES    U.S. GOVERNMENT OBLIGATIONS
                         ---------------------    ---------------------------
                          PURCHASES     SALES          PURCHASES    SALES
                          ---------    -------         ---------   -------
Government Securities
   Portfolio .............  $   --     $   --            $   --    $77,354


NOTE 4. CAPITAL SHARES

     Transactions in capital shares for each period were as follows:
                                 GOVERNMENT SECURITIES PORTFOLIO
                          ----------------------------------------------
                              FOR THE                        FOR THE
                           SIX MONTHS ENDED                 YEAR ENDED
                          FEBRUARY 28, 1999               AUGUST 31, 1998
                          -----------------             -------------------
                          SHARES     VALUE              SHARES       VALUE
                         -------   ---------            ------     --------
Shares sold: .......      17,817   $ 157,604             1,394   $   12,311
Shares issued in
  reinvestment of
  dividends: .......      24,625     214,575            44,414      393,184
Shares repurchased:      (60,774)   (535,767)         (140,687)  (1,250,712)
                     -----------   ---------       -----------   ----------
Net decrease .......     (18,332)  $(163,588)          (94,879)  $ (845,217)
                     ===========   =========       ===========   ==========
RBB Shares
  authorized ....... 100,000,000                   100,000,000
                     ===========                   ===========

                                 THE RBB FAMILY
                               THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               FEBRUARY 28, 1999
                                   (UNAUDITED)
NOTE 5. NET ASSETS
     At February 28, 1999, net assets consist of the following:
                                        GOVERNMENT SECURITIES PORTFOLIO
                                        -------------------------------
     Capital Paid-In .....................     $ 9,438,285
     Accumulated Net Realized
     Gain (Loss) on Investments ..........      (4,493,199)
     Unrealized Appreciation
     (Depreciation) on Investments .......         496,423
                                               -----------
                                               $ 5,441,509
                                               ===========
                                        9
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